UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)      September 23, 2003
                                                      --------------------------
                                                         (September 19, 2003)
                                                      --------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

As previously announced, Public Service Company of New Mexico ("PNM"), the wholly-owned utility subsidiary of PNM Resources, Inc., plans to redeem $268 million in existing Senior Unsecured Notes ("SUNs") that pay 7.10% interest. On September 17, 2003, PNM issued $300 million of new SUNs, the proceeds of which will be used to redeem the 7.10% SUNs on September 24, 2003. Under the terms of the 7.10% SUNs, the redemption price is calculated based on the price of a comparable treasury issue as determined three business days before the redemption, that is, on September 19, 2003. The redemption price has now been calculated as $1,099.51 per $1000 bond, including accrued interest, for the redemption on September 24, 2003.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Statements made in this filing and documents the Company files with the SEC that relate to future events or the Company expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These factors include interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC. AND
                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                    (Registrant)


Date:  September 23, 2003                        /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                               Senior Vice President
                                            and Chief Financial Officer
                                   (Officer duly authorized to sign this report)


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